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                                                                    EXHIBIT 10.3

               EXTENSION OF PURCHASE OPTION AGREEMENT AND PARTIAL
                         ACKNOWLEDGEMENT OF PERFORMANCE

         As of this date, January 31, 2004, Calais Resources, Inc. (CRI) a public corporation (OTC CAAUF) P.O. Box 653 Nederland, CO 80466, and Panama Mining of Golden Cycle, Inc., (PMO), and Golden Cycle of Panama (GCP), 1337 West 5th St., Marysville, OH 43040, hereby agree on the following terms to extend that certain Purchase Option agreement Dated February 28, 2003.

         1.       The Purchase Option Agreement is attached hereto as Exhibit A.

         2. The Purchase Option Agreement concerned the exclusive rights to buy, explore, develop and mine the lode hardrock underground deposits and all of the surface and placer and marine deposits located in the Faja (Faga) de Oro concessions owned and controlled by PMO and GCP in the State of Veraguas in the Country of Panama, the legal descriptions of which concessions are attached hereto as Exhibit B.

         3. The parties agree that the following terms of the Purchase Option Agreement have been fully performed by Calais, with no further requirement of additional performance:

                  Section 1; and
                  Section 5; and
                  Section 8; and
                  Section 10

         4. For and in consideration of the performance to date by CRI, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties hereby agree to a 210 day extension of the terms of Section 6, 7 and 12 of the Purchase Option Agreement, as follow:

         a. The date for the performance of Sections 6 and 7 is hereby extended to and including June 30, 2004.

         b. The date during which CRI shall have an option to purchase either of the corporations under Section 12 of the POA shall be extended to March 15, 2013.

         5. The term during which the purchase options shall apply shall continue to be until and including March 15, 2013.

         6. PMO covenants and warrants that all necessary steps have been taken to properly register, document or record the Purchase Option Agreement with the proper Panamanian and local authorities, as may be required by local law or regulation, and that such steps will be taken with regard to this extension agreement.

         7. PMO has informed CRI that title to the exploitation concession may remain in Golden Cycle of Panama, Inc. ("GCP") PMO has also informed CRI that stock certificates of GCP may be in the possession of third parties not currently under the control of PMO, which possession may be wrongful and without right. PMO understands and agrees that CRI must be protected in the development of the placer options under the exploitation concession, and in its option to purchase the corporation GCP, and shall continue diligent efforts to regain control of the missing stock certificates and such other emblems of title as may be necessary to securely vest

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such title in GCP, and to secure the control of the exploitation concession in
GCP, and to report such progress periodically to CRI.

         8. In the event of the election by CRI to obtain title to the concessions, and to place them in a corporation to be formed by it for that purpose, PMO shall materially assist CRI in all aspects of affecting such transfer within the confines of the laws of Panama and its mining code, including acts required to properly register and to officially document such titles.

         9        Intentionally deleted.

         10. All other terms and conditions of the Purchase Option Agreement shall remain the same, unless changed herein.

         Dated and effective this 31st day of January, 2004.

         /s/ Thomas S. Hendricks                                  Date: 1/27/04
         --------------------------------------------
         Thomas S. Hendricks
         President and CEO
         Calais Resources, Inc., CRI
         P.O. Box 653
         Nederland, CO 80466

         /s/ Brenda Zook                                          Date: 2/3/04
         -----------------------------------------------------
         Brenda Zook

         /s/ Gary Zook                                            Date: 2/3/04
         -----------------------------------------------------
         Gary Zook
         Panama Mining of Golden Cycles, Inc., PMO
         Golden Cycle of Panama Inc., GCP
         15231 North Del Rey
         Fountain Hills, AZ 85268

         /s/ Herbert Hendricks                                   Date: 2/17/04
         -----------------------------------------------------
         Herbert Hendricks
         Sec/Tres. PMO/GCP
         1337 West 5th Street
         Marysville, OH  43040

         This signed agreement shall serve as an interim agreement until the changes verbally agreed to on February 17 are added into a new Extension Agreement with proper legal language.

         [Initialed by the parties]

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